UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811- 0560

John Hancock Investment Trust
(Exact name of registrant as specified in charter)

601 Congress Street, Boston, Massachusetts 02210
(Address of principal executive offices) (Zip code)

Salvatore Schiavone

Treasurer

601 Congress Street

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-663-4497

Date of fiscal year end:	December 31

Date of reporting period:	December 31, 2016

ITEM 1. REPORT TO SHAREHOLDERS.

John Hancock

Global Real Estate Fund

Annual report 12/31/16

A message to shareholders

Dear shareholder,

Financial markets are by their very nature unpredictable, but few market observers could have imagined the dramatic twists and turns that would come to characterize 2016. Last year began with a sharp stock market correction in the United States as investors worried about the toll that rapidly declining oil and commodity prices would have on the energy sector and the broader economy. It was short lived, as oil prices soon reversed course and stocks rallied, kicking off what would become the eighth straight year of stock market gains. Returns accelerated further after the presidential election victory of Donald Trump as investors quickly began to price in the prospects for a rollback of industry regulations, an increase in fiscal spending, higher borrowing rates, and higher inflation.

Internationally, developed equity markets posted muted gains for the year, while several emerging markets benefited from the rebound in oil and commodity prices. A strengthening U.S. dollar will represent a headwind for investors in some of these markets as returns are translated back into U.S. dollars. Emerging economies repaying increasingly more expensive dollar-denominated debt could also encounter challenges.

Should the markets sustain their volatile nature in 2017, one of your best resources is your financial advisor, who can help ensure your portfolio is sufficiently diversified to meet your long-term objectives and to withstand the inevitable bumps along the way.

On behalf of everyone at John Hancock Investments, I'd like to take this opportunity to thank you for the continued trust you've placed in us.

Sincerely,

Andrew G. Arnott
President and Chief Executive Officer
John Hancock Investments

This commentary reflects the CEO's views, which are subject to change at any time. All investments entail risks, including the possible loss of principal. Diversification does not guarantee a profit or eliminate the risk of a loss. For more up-to-date information, you can visit our website at jhinvestments.com.

John Hancock
Global Real Estate Fund

Table of contents

2	Your fund at a glance
4	Discussion of fund performance
8	A look at performance
10	Your expenses
12	Fund's investments
15	Financial statements
18	Financial highlights
23	Notes to financial statements
34	Auditor's report
35	Tax information
36	Trustees and Officers
40	More information

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       1

Your fund at a glance

INVESTMENT OBJECTIVE

The fund seeks a combination of long-term capital appreciation and current income.

AVERAGE ANNUAL TOTAL RETURNS AS OF 12/31/16 (%)

The FTSE EPRA/NAREIT Developed Index is a free-float adjusted, unmanaged index designed to track the performance of listed real estate companies and REITs worldwide.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Figures from Morningstar, Inc. include reinvested distributions and do not take into account sales charges. Actual load-adjusted performance is lower. Since inception returns for the Morningstar fund category average are not available.

The past performance shown here reflects reinvested distributions and the beneficial effect of any expense reductions, and does not guarantee future results. Performance of the other share classes will vary based on the difference in the fees and expenses of those classes. Shares will fluctuate in value and, when redeemed, may be worth more or less than their original cost. Current month-end performance may be lower or higher than the performance cited, and can be found at jhinvestments.com or by calling 800-225-5291. For further information on the fund's objectives, risks, and strategy, see the fund's prospectus.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       2

PERFORMANCE HIGHLIGHTS OVER THE LAST TWELVE MONTHS

2016 was a volatile year

Early on, global property stocks benefited from a low interest-rate environment, while conditions were more challenging in the second half of 2016, as optimism about U.S. growth increased and long-term interest rates were rising.

The fund underperformed its benchmark

The fund's emphasis of growth-oriented REITs over their more defensive counterparts hampered results relative to the benchmark, the FTSE EPRA/NAREIT Developed Index.

Challenges with stock selection weighed on performance

Stock picking in the U.S. and Japan hampered results compared with the benchmark, although effective positioning in the U.K. did add modest value.

PORTFOLIO COMPOSITION AS OF 12/31/16 (%)

A note about risks

Real estate investment trusts (REITs) are subject to risks associated with ownership of real estate, including risk of a general or localized decline in the value of real estate, economic and market events risk, and interest-rate risk. Equity REITs may be affected by changes in the value of the underlying property owned by the REITs, while mortgage REITs may be affected by the quality of any credit extended. REITs are subject to heavy cash flow dependency, defaults by borrowers, and self-liquidations. Foreign investing, especially in emerging markets, has additional risks, such as currency and market volatility and political and social instability. Currency transactions are affected by fluctuations in exchange rates. Liquidity—the extent to which a security may be sold or a derivative position closed without negatively affecting its market value—may be impaired by reduced trading volume, heightened volatility, rising interest rates, and other market conditions. Hedging, derivatives, and other strategic transactions may increase a fund's volatility and could produce disproportionate losses, potentially more than the fund's principal investment. A fund concentrated in one sector or that holds a limited number of securities may fluctuate more than a fund that invests in a wider variety of sectors. Please see the fund's prospectus for additional risks.

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Discussion of fund performance

An interview with Portfolio Manager Svitlana Gubriy, Standard Life Investments

Svitlana Gubriy
Portfolio Manager
Standard Life Investments

What market conditions did investors in global real estate securities encounter in 2016?

It was an unpredictable year. On the positive side, real estate equities benefited from generally solid fundamentals in many markets and continued low interest rates stemming from concern about global economic weakness. In contrast, the political backdrop—punctuated by the U.K.'s surprising decision to exit the European Union (Brexit) and the unexpected U.S. presidential election victory of Donald Trump, along with divergent monetary policies around the world— weighed on the performance of global real estate stocks.

In the second half of 2016, investors became increasingly optimistic about economic growth, especially in the U.S. after the country's November elections. Although this trend was favorable for growth-oriented real estate companies, it proved challenging for higher-yielding, more defensive real estate investment trusts (REITs), which were held back by higher interest rates. Against this backdrop, global real estate stocks, as measured by the fund's benchmark, the FTSE EPRA/NAREIT Developed Index, returned 4.99%.

How did the fund perform?

For the 12 months ended December 31, 2016, the fund's Class A shares declined 1.80% (excluding sales charges), trailing the benchmark.

The fund's relative underperformance was largely due to our decision to emphasize growth-oriented REITs with relatively limited sensitivity to rising rates. Unfortunately, these types of stocks lagged until late in the year. With interest rates remaining low for most of 2016, relatively defensive investments, such as healthcare and REITs, generally fared well, and the fund's limited exposure to the categories hampered results. Although the fund's emphasis on growth-oriented real estate companies added value in November and December, this was not enough to make up for its prior weaker results.

On a country basis, stock selection in the U.S. and Japan especially hampered results. In contrast, the fund was favorably positioned in the weak-performing U.K. market, where a combination of good stock picking and a beneficial underweight added modestly to results. The very few U.K. stocks we

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       4

owned generally performed poorly in absolute terms; however, they all outpaced the 0.23% decline of the country's real estate securities market, which struggled amid the fallout from Brexit and the subsequent plunge in the value of the British pound.

Would you please describe your approach to managing the fund?

Our strategy emphasizes top-down country allocation coupled with bottom-up, stock-by-stock analysis. By top down, we mean that we intentionally overweight those markets that we believe are especially well positioned, while underweighting those that, in our view, have more limited growth prospects.

Meanwhile, the bottom-up aspect of our approach entails evaluating each stock in the fund's investment universe one at a time. We carefully consider each company's management team, the quality of their portfolio of property holdings, and their potential to provide sustainable income and growth for investors.

Which fund holdings detracted the most from the fund's relative performance?

In the U.S., where our security selection was negative, the fund was hurt by exposure to global real estate broker CBRE Group, Inc. In fact, the fund only held this stock for about six weeks at the start of the year, but that was long enough to see a big drop in its share price, as investors appeared to anticipate limited volume of real estate deals in 2016. We sold CBRE in mid-February. Also weighing on results was Public Storage, the largest operator of self-storage facilities. As the growth rate declined in this sector, Public Storage and other self-storage REITs struggled in response.

In Japan, much of the fund's relative underperformance came from two names. First was Invincible Investment Corp., an owner of hotels that was hampered by a stronger Japanese yen making the

COUNTRY COMPOSITION AS OF 12/31/16 (%)

United States	54.6
Japan	12.1
Australia	8.1
France	5.6
Spain	5.0
United Kingdom	4.1
Germany	2.4
Sweden	2.0
Canada	1.5
Hong Kong	1.4
Other countries	3.2
TOTAL	100.0
As a percentage of net assets.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       5

"The fund's relative underperformance was largely due to our decision to emphasize growth-oriented REITs with relatively limited sensitivity to rising rates."
country less affordable for foreign tourists. Invincible also saw a slowdown in the growth rate of its per-room revenue, which further weighed on the stock price. Although we recognized the impact of these headwinds, we continued to find Invincible's valuation and dividend yield attractive and maintained a somewhat smaller position in the name.

A second Japanese detractor was property developer Mitsui Fudosan Company Ltd., which, in retrospect, the fund owned at inopportune times during the year. The fund was overweight in Mitsui Fudosan in the first half of the year, when Japanese developers were struggling. We ultimately liquidated our position in favor of other opportunities. Then, late in the year, as the Japanese yen gave back some of its prior gains, Japanese stocks, including Mitsui Fudosan and other developers, recovered.

Which stocks added to the fund's relative performance?

Several of the fund's top contributors were industrial REITs. These owners of warehouse properties have, as a group, benefited from the growth in online shopping driving demand for specialized distribution facilities. Fund holdings DCT Industrial Trust, Inc. and Duke Realty Corp. were among the beneficiaries of this trend, which were both significant individual contributors to performance in 2016.

Other notable contributors included Kimco Realty Corp., a U.S. shopping center REIT that benefited from its strong management team and good strategic execution; SL Green Realty Corporation, a

TOP 10 HOLDINGS AS OF 12/31/16 (%)

Simon Property Group, Inc.	4.8
Public Storage	4.0
Merlin Properties Socimi SA	3.9
Vornado Realty Trust	3.4
Boston Properties, Inc.	3.3
Stockland	3.2
DCT Industrial Trust, Inc.	2.9
Equity LifeStyle Properties, Inc.	2.8
Duke Realty Corp.	2.7
Prologis, Inc.	2.7
TOTAL	33.7
As a percentage of net assets.
Cash and cash equivalents are not included.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       6

New York city-focused office REIT; and Sunstone Hotel Investors, Inc., which benefited from expectations for stronger U.S. growth boosting the prospects for this economically sensitive sector. We sold Kimco and SL Green during the period.

How were you positioning the fund?

Against a highly uncertain political and macroeconomic environment, our priority this period was on monitoring risk in the portfolio, given the unknowns of a world post-Brexit and with Donald Trump as the U.S. president. We continue to focus on companies around the world that we expect to benefit from strong real estate fundamentals and growing earnings.

For much of the year's second half, the U.S. REIT market struggled, leaving stocks more attractively valued, in our view, and providing us with an opening to increase the fund's allocation to this market. We continued to prioritize growth-oriented REITs, even as we added some exposure to the more defensive healthcare REIT sector.

Meanwhile, in Europe, we were overweight for much of the year. Close to year end, however, we began to reduce this overweighting because we believed the real estate cycle on the continent was close to peaking. Our European exposure concentrated on those markets we saw as having better growth potential, including Spain and Sweden.

We were underweight relative to the U.K. at period end in light of continued political uncertainty following the Brexit vote and its potential effects on the London office market.

MANAGED BY

Svitlana Gubriy On the fund since inception Investing since 1996

The views expressed in this report are exclusively those of Svitlana Gubriy, Standard Life Investments, and are subject to change. They are not meant as investment advice. Please note that the holdings discussed in this report may not have been held by the fund for the entire period. Portfolio composition is subject to review in accordance with the fund's investment strategy and may vary in the future. Current and future portfolio holdings are subject to risk.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       7

A look at performance

TOTAL RETURNS FOR THE PERIOD ENDED DECEMBER 31, 2016

Average annual total returns (%)			Cumulative total returns (%) with maximum sales charge
	1-year	Since inception[1]	Since inception[1]
Class A	-6.69	-1.63	-2.07
Class C	-3.53	1.65	2.11
Class I2	-1.64	2.62	3.35
Class R6[2]	-1.64	2.73	3.49
Class NAV[2]	-1.64	2.73	3.49
Index†	4.99	8.05	10.37

Performance figures assume all distributions have been reinvested. Figures reflect maximum sales charges on Class A shares of 5%, and the applicable contingent deferred sales charge (CDSC) on Class C shares. Class C shares sold within one year of purchase are subject to a 1% CDSC. Sales charges are not applicable to Class I, Class R6, and Class NAV shares.

The expense ratios of the fund, both net (including any fee waivers and/or expense limitations) and gross (excluding any fee waivers and/or expense limitations), are set forth according to the most recent publicly available prospectuses for the fund and may differ from those disclosed in the Financial highlights tables in this report. The expense ratios are as follows:

	Class A*	Class C*	Class I*	Class R6*	Class NAV*
Gross (%)	1.64	2.39	1.38	1.28	1.26
Net (%)	1.30	2.05	1.05	0.95	0.95

Please refer to the most recent prospectus and annual or semiannual report for more information on expenses and any expense limitation arrangements for each class.

*Expenses have been estimated for the fund's first year of operations.

The returns reflect past results and should not be considered indicative of future performance. The return and principal value of an investment will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Due to market volatility and other factors, the fund's current performance may be higher or lower than the performance shown. For current to the most recent month-end performance data, please call 800-225-5291 or visit the fund's website at jhinvestments.com.

The performance table above and the chart on the next page do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The fund's performance results reflect any applicable fee waivers or expense reductions, without which the expenses would increase and results would have been less favorable.

†	Index is the FTSE EPRA/NAREIT Developed Index

See the following page for footnotes.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       8

This chart and table show what happened to a hypothetical $10,000 investment in John Hancock Global Real Estate Fund for the share classes and periods indicated, assuming all distributions were reinvested. For comparison, we've shown the same investment in the FTSE EPRA/NAREIT Developed Index.

	Start date	With maximum sales charge ($)	Without sales charge ($)	Index ($)
Class C	9-23-2015	10,211	10,211	11,037
Class I2	9-23-2015	10,335	10,335	11,037
Class R6[2]	9-23-2015	10,349	10,349	11,037
Class NAV[2]	9-23-2015	10,349	10,349	11,037

The FTSE EPRA/NAREIT Developed Index is a free-float adjusted, unmanaged index designed to track the performance of listed real estate companies and REITs worldwide.

It is not possible to invest directly in an index. Index figures do not reflect expenses or sales charges, which would result in lower returns.

Footnotes related to performance pages

1	From 9-23-15
2	For certain types of investors, as described in the fund's prospectus.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       9

Your expenses

These examples are intended to help you understand your ongoing operating expenses of investing in the fund so you can compare these costs with the ongoing costs of investing in other mutual funds.

Understanding fund expenses

As a shareholder of the fund, you incur two types of costs:

•	Transaction costs, which include sales charges (loads) on purchases or redemptions (varies by share class), minimum account fee charge, etc.
•	Ongoing operating expenses, including management fees, distribution and service fees (if applicable), and other fund expenses.

We are presenting only your ongoing operating expenses here.

Actual expenses/actual returns

The table on the following page is intended to provide information about the fund's actual ongoing operating expenses, and is based on the fund's actual return. It assumes an account value of $1,000.00 on July 1, 2016, with the same investment held until December 31, 2016.

Together with the value of your account, you may use this information to estimate the operating expenses that you paid over the period. Simply divide your account value at December 31, 2016, by $1,000.00, then multiply it by the "expenses paid" for your share class from the table. For example, for an account value of $8,600.00, the operating expenses should be calculated as follows:

Hypothetical example for comparison purposes

The second table on the following page allows you to compare the fund's ongoing operating expenses with those of any other fund. It provides an example of the fund's hypothetical account values and hypothetical expenses based on each class's actual expense ratio and an assumed 5% annualized return before expenses (which is not the fund's actual return). It assumes an account value of $1,000.00 on July 1, 2016, with the same investment held until December 31, 2016. Look in any other fund shareholder report to find its hypothetical example and you will be able to compare these expenses. Please remember that these hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Remember, these examples do not include any transaction costs, therefore, these examples will not help you to determine the relative total costs of owning different funds. If transaction costs were included, your expenses would have been higher. See the prospectuses for details regarding transaction costs.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       10

SHAREHOLDER EXPENSE EXAMPLE CHART

		Account value on 7-1-2016	Ending value on 12-31-2016	Expenses paid during period ended 12-31-2016[1]	Annualized expense ratio
Class A	Actual expenses/actual returns	$1,000.00	$949.80	$6.37	1.30%
	Hypothetical example for comparison purposes	1,000.00	1,018.60	6.60	1.30%
Class C	Actual expenses/actual returns	1,000.00	945.90	10.03	2.05%
	Hypothetical example for comparison purposes	1,000.00	1,014.80	10.38	2.05%
Class I	Actual expenses/actual returns	1,000.00	949.50	5.19	1.06%
	Hypothetical example for comparison purposes	1,000.00	1,019.80	5.38	1.06%
Class R6	Actual expenses/actual returns	1,000.00	950.50	4.66	0.95%
	Hypothetical example for comparison purposes	1,000.00	1,020.40	4.82	0.95%
Class NAV	Actual expenses/actual returns	1,000.00	950.50	4.66	0.95%
	Hypothetical example for comparison purposes	1,000.00	1,020.40	4.82	0.95%

1	Expenses are equal to the fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       11

Fund's investments

As of 12-31-16
	Shares	Value
Common stocks 99.0%		$49,870,378
(Cost $49,601,049)
Australia 8.1%		4,066,345
Dexus Property Group	115,951	804,374
Mirvac Group	239,579	367,920
National Storage REIT	235,935	254,387
Scentre Group	306,780	1,026,940
Stockland	488,160	1,612,724
Canada 1.5%		751,515
RioCan Real Estate Investment Trust	13,043	258,694
Smart Real Estate Investment Trust	20,492	492,821
France 5.6%		2,849,379
Gecina SA	5,127	708,131
Klepierre	27,022	1,060,304
Unibail-Rodamco SE	4,546	1,080,944
Germany 2.4%		1,238,547
LEG Immobilien AG (I)	15,969	1,238,547
Hong Kong 1.4%		723,068
Cheung Kong Property Holdings, Ltd.	75,341	460,111
Hongkong Land Holdings, Ltd.	41,741	262,957
Japan 12.1%		6,107,605
Ichigo, Inc.	275,977	1,019,254
Industrial & Infrastructure Fund Investment Corp.	129	613,876
Invincible Investment Corp.	1,350	606,861
LaSalle Logiport REIT	569	538,548
Mitsubishi Estate Company, Ltd.	56,065	1,113,713
Sumitomo Realty & Development Company, Ltd.	34,233	908,795
Takara Leben Company, Ltd.	224,920	1,306,558
Netherlands 0.9%		456,429
Eurocommercial Properties NV	11,866	456,429
Singapore 1.3%		640,971
Frasers Logistics & Industrial Trust	1,004,359	640,971
Spain 5.0%		2,509,481
Hispania Activos Inmobiliarios SOCIMI SA	45,233	531,274
Merlin Properties Socimi SA	182,321	1,978,207
Sweden 2.0%		996,395
Fabege AB	61,115	996,395

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       12

			Shares	Value
United Kingdom 4.1%				$2,050,437
	Land Securities Group PLC		21,685	284,878
	Segro PLC		211,231	1,194,725
	The UNITE Group PLC		76,396	570,834
United States 54.6%				27,480,206
	Alexandria Real Estate Equities, Inc.		6,165	685,116
	AvalonBay Communities, Inc.		4,768	844,651
	Boston Properties, Inc.		13,177	1,657,403
	Brixmor Property Group, Inc.		30,235	738,339
	DCT Industrial Trust, Inc.		30,166	1,444,348
	DDR Corp.		31,066	474,378
	Douglas Emmett, Inc.		24,148	882,851
	Duke Realty Corp.		51,918	1,378,942
	Empire State Realty Trust, Inc., Class A		31,639	638,791
	Equity LifeStyle Properties, Inc.		19,494	1,405,517
	Essex Property Trust, Inc.		4,327	1,006,028
	Extra Space Storage, Inc.		6,150	475,026
	Federal Realty Investment Trust		5,967	847,970
	General Growth Properties, Inc.		40,303	1,006,769
	Highwoods Properties, Inc.		8,051	410,682
	Hilton Worldwide Holdings, Inc.		19,632	533,990
	Host Hotels & Resorts, Inc.		13,818	260,331
	Hudson Pacific Properties, Inc.		22,436	780,324
	Marriott International, Inc., Class A		11,103	917,996
	National Retail Properties, Inc.		16,701	738,184
	Prologis, Inc.		25,598	1,351,318
	Public Storage		8,918	1,993,173
	Regency Centers Corp.		9,979	688,052
	Simon Property Group, Inc.		13,514	2,401,032
	STORE Capital Corp.		21,504	531,364
	Sunstone Hotel Investors, Inc.		35,313	538,523
	Vornado Realty Trust		16,206	1,691,420
	Welltower, Inc.		17,297	1,157,688
	Yield (%)		Shares	Value
Short-term investments 1.4%				$706,231
(Cost $706,231)
Money market funds 1.4%				706,231
State Street Institutional Treasury Plus Money Market Fund, Premier Class	0.3892(Y	)	706,231	706,231
Total investments (Cost $50,307,280)† 100.4%				$50,576,609
Other assets and liabilities, net (0.4%)				($225,657)
Total net assets 100.0%				$50,350,952

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       13

The percentage shown for each investment category is the total value of the category as a percentage of the net assets of the fund.
Key to Security Abbreviations and Legend
REIT	Real Estate Investment Trust
(I)	Non-income producing security.
(Y)	The rate shown is the annualized seven-day yield as of 12-31-16.
†	At 12-31-16, the aggregate cost of investment securities for federal income tax purposes was $50,662,825. Net unrealized depreciation aggregated to $86,216, of which $1,837,291 related to appreciated investment securities and $1,923,507 related to depreciated investment securities.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       14

Financial statements

STATEMENT OF ASSETS AND LIABILITIES 12-31-16

Assets
Investments, at value (Cost $50,307,280)	$50,576,609
Foreign currency, at value (Cost $41)	41
Receivable for fund shares sold	1,160
Unrealized appreciation on forward foreign currency contracts	1,214,510
Dividends and interest receivable	193,494
Receivable due from advisor	16,581
Other receivables and prepaid expenses	42,481
Total assets	52,044,876
Liabilities
Unrealized depreciation on forward foreign currency contracts	207,289
Payable for fund shares repurchased	1,402,536
Payable to affiliates
Accounting and legal services fees	809
Transfer agent fees	136
Trustees' fees	70
Other liabilities and accrued expenses	83,084
Total liabilities	1,693,924
Net assets	$50,350,952
Net assets consist of
Paid-in capital	$50,993,876
Accumulated distributions in excess of net investment income	(110,214)
Accumulated net realized gain (loss) on investments and foreign currency transactions	(1,809,161)
Net unrealized appreciation (depreciation) on investments and translation of assets and liabilities in foreign currencies	1,276,451
Net assets	$50,350,952

Net asset value per share
Based on net asset values and shares outstanding-the fund has an unlimited number of shares authorized with no par value
Class A ($785,462 ÷ 78,656 shares)[1]	$9.99
Class C ($137,317 ÷ 13,749 shares)[1]	$9.99
Class I ($568,437 ÷ 56,940 shares)	$9.98
Class R6 ($99,840 ÷ 10,000 shares)	$9.98
Class NAV ($48,759,896 ÷ 4,883,273 shares)	$9.99
Maximum offering price per share
Class A (net asset value per share ÷ 95%)[2]	$10.52

1	Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.
2	On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales the offering price is reduced.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       15

STATEMENT OF OPERATIONS  For the year ended 12-31-16

Investment income
Dividends	$1,517,031
Interest	3,262
Less foreign taxes withheld	(107,547)
Total investment income	1,412,746
Expenses
Investment management fees	507,806
Distribution and service fees	2,588
Accounting and legal services fees	11,768
Transfer agent fees	839
Trustees' fees	1,143
State registration fees	89,206
Printing and postage	67,132
Professional fees	221,299
Custodian fees	27,365
Other	7,243
Total expenses	936,389
Less expense reductions	(425,193)
Net expenses	511,196
Net investment income	901,550
Realized and unrealized gain (loss)
Net realized gain (loss) on
Investments and foreign currency transactions	(1,415,160)
Realized loss on investments not meeting investment restrictions	(3,883)
Payment from investment advisor for loss on investments not meeting investment restrictions	3,883
(1,415,160)
Change in net unrealized appreciation (depreciation) of
Investments and translation of assets and liabilities in foreign currencies	(304,567)
(304,567)
Net realized and unrealized loss	(1,719,727)
Decrease in net assets from operations	($818,177)

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       16

STATEMENTS OF CHANGES IN NET ASSETS

	Year ended 12-31-16	Year ended 12-31-15[1]
Increase (decrease) in net assets
From operations
Net investment income	$901,550	$233,485
Net realized gain (loss)	(1,415,160)	384,831
Change in net unrealized appreciation (depreciation)	(304,567)	1,581,018
Increase (decrease) in net assets resulting from operations	(818,177)	2,199,334
Distributions to shareholders
From net investment income
Class A	(9,962)	(1,814)
Class C	(849)	(1,266)
Class I	(8,871)	(1,553)
Class R6	(1,682)	(1,582)
Class NAV	(839,669)	(911,838)
From net realized gain
Class A	—	(534)
Class C	—	(436)
Class I	—	(436)
Class R6	—	(436)
Class NAV	—	(251,220)
Total distributions	(861,033)	(1,171,115)
From fund share transactions	(7,818,720)	58,820,663
Total increase (decrease)	(9,497,930)	59,848,882
Net assets
Beginning of year	59,848,882	—
End of year	$50,350,952	$59,848,882
Accumulated distributions in excess of net investment income	($110,214)	($15,326)

1	Period from 9-23-15 (commencement of operations) to 12-31-15.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       17

Financial highlights

Class A Shares Period ended	12-31-16	12-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.31	$10.00
Net investment income[2]	0.16	0.04
Net realized and unrealized gain (loss) on investments	(0.35)	0.46
Total from investment operations	(0.19)	0.50
Less distributions
From net investment income	(0.13)	(0.15)
From net realized gain	—	(0.04)
Total distributions	(0.13)	(0.19)
Net asset value, end of period	$9.99	$10.31
Total return (%)[3,4]	(1.80)	5.01	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.12	1.96	[7]
Expenses including reductions	1.30	1.30	[7]
Net investment income	1.59	1.45	[7]
Portfolio turnover (%)	114	30

1	Period from 9-23-15 (commencement of operations) to 12-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       18

Class C Shares Period ended	12-31-16	12-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.31	$10.00
Net investment income[2]	0.06	0.01
Net realized and unrealized gain (loss) on investments	(0.33)	0.47
Total from investment operations	(0.27)	0.48
Less distributions
From net investment income	(0.05)	(0.13)
From net realized gain	—	(0.04)
Total distributions	(0.05)	(0.17)
Net asset value, end of period	$9.99	$10.31
Total return (%)[3,4]	(2.56)	4.80	[5]
Ratios and supplemental data
Net assets, end of period (in millions)	— [6]	—	[6]
Ratios (as a percentage of average net assets):
Expenses before reductions	2.87	2.71	[7]
Expenses including reductions	2.05	2.05	[7]
Net investment income	0.61	0.51	[7]
Portfolio turnover (%)	114	30

1	Period from 9-23-15 (commencement of operations) to 12-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Does not reflect the effect of sales charges, if any.
5	Not annualized.
6	Less than $500,000.
7	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       19

Class I Shares Period ended	12-31-16	12-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.31	$10.00
Net investment income[2]	0.26	0.04
Net realized and unrealized gain (loss) on investments	(0.43)	0.47
Total from investment operations	(0.17)	0.51
Less distributions
From net investment income	(0.16)	(0.16)
From net realized gain	—	(0.04)
Total distributions	(0.16)	(0.20)
Net asset value, end of period	$9.98	$10.31
Total return (%)[3]	(1.64)	5.08	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$1	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.86	1.70	[6]
Expenses including reductions	1.05	1.05	[6]
Net investment income	2.51	1.49	[6]
Portfolio turnover (%)	114	30

1	Period from 9-23-15 (commencement of operations) to 12-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       20

Class R6 Shares Period ended	12-31-16	12-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.32	$10.00
Net investment income[2]	0.18	0.05
Net realized and unrealized gain (loss) on investments	(0.35)	0.47
Total from investment operations	(0.17)	0.52
Less distributions
From net investment income	(0.17)	(0.16)
From net realized gain	—	(0.04)
Total distributions	(0.17)	(0.20)
Net asset value, end of period	$9.98	$10.32
Total return (%)[3]	(1.64)	5.21	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	— [5]	—	[5]
Ratios (as a percentage of average net assets):
Expenses before reductions	1.76	1.61	[6]
Expenses including reductions	0.95	0.95	[6]
Net investment income	1.71	1.60	[6]
Portfolio turnover (%)	114	30

1	Period from 9-23-15 (commencement of operations) to 12-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Less than $500,000.
6	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       21

Class NAV Shares Period ended	12-31-16	12-31-15	[1]
Per share operating performance
Net asset value, beginning of period	$10.32	$10.00
Net investment income[2]	0.17	0.04
Net realized and unrealized gain (loss) on investments	(0.33)	0.48
Total from investment operations	(0.16)	0.52
Less distributions
From net investment income	(0.17)	(0.16)
From net realized gain	—	(0.04)
Total distributions	(0.17)	(0.20)
Net asset value, end of period	$9.99	$10.32
Total return (%)[3]	(1.64)	5.21	[4]
Ratios and supplemental data
Net assets, end of period (in millions)	$49	$59
Ratios (as a percentage of average net assets):
Expenses before reductions	1.75	1.59	[5]
Expenses including reductions	0.95	0.95	[5]
Net investment income	1.69	1.49	[5]
Portfolio turnover (%)	114	30

1	Period from 9-23-15 (commencement of operations) to 12-31-15.
2	Based on average daily shares outstanding.
3	Total returns would have been lower had certain expenses not been reduced during the applicable periods.
4	Not annualized.
5	Annualized.

SEE NOTES TO FINANCIAL STATEMENTS
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       22

Notes to financial statements

Note 1 — Organization

John Hancock Global Real Estate Fund (the fund) is a series of John Hancock Investment Trust (the Trust), an open-end management investment company organized as a Massachusetts business trust and registered under the Investment Company Act of 1940, as amended (the 1940 Act). The investment objective of the fund is to seek a combination of long-term capital appreciation and current income.

The fund may offer multiple classes of shares. The shares currently offered are detailed in the Statement of assets and liabilities. Class A and Class C shares are offered to all investors. Class I shares are offered to institutions and certain investors. Class R6 shares are available only to certain retirement plans, institutions and other investors. Class NAV shares are offered to John Hancock affiliated funds of funds and certain 529 plans. Shareholders of each class have exclusive voting rights to matters that affect that class. The distribution and service fees, if any, and transfer agent fees for each class may differ.

Note 2 — Significant accounting policies

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (US GAAP), which require management to make certain estimates and assumptions as of the date of the financial statements. Actual results could differ from those estimates and those differences could be significant. The fund qualifies as an investment company under Topic 946 of Accounting Standards Codification of US GAAP.

Events or transactions occurring after the end of the fiscal period through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the fund:

Security valuation. Investments are stated at value as of the scheduled close of regular trading on the New York Stock Exchange (NYSE), normally at 4:00 p.m., Eastern Time. In case of emergency or other disruption resulting in the NYSE not opening for trading or the NYSE closing at a time other than the regularly scheduled close, the net asset value (NAV) may be determined as of the regularly scheduled close of the NYSE pursuant to the fund's Valuation Policies and Procedures.

In order to value the securities, the fund uses the following valuation techniques: Equity securities held by the fund are typically valued at the last sale price or official closing price on the exchange or principal market where the security trades. In the event there were no sales during the day or closing prices are not available, the securities are valued using the last available bid price. Investments by the fund in open-end mutual funds are valued at their respective NAVs each business day. Foreign securities and currencies, including forward foreign currency contracts, are valued in U.S. dollars, based on foreign currency exchange rates supplied by an independent pricing vendor.

In certain instances, the Pricing Committee may determine to value equity securities using prices obtained from another exchange or market if trading on the exchange or market on which prices are typically obtained did not open for trading as scheduled, or if trading closed earlier than scheduled, and trading occurred as normal on another exchange or market.

Other portfolio securities and assets, for which reliable market quotations are not readily available, are valued at fair value as determined in good faith by the fund's Pricing Committee following procedures established by the Board of Trustees. The frequency with which these fair valuation procedures are used cannot be predicted and fair value of securities may differ significantly from the value that would have been used had a ready market for such securities existed. Trading in foreign securities may be completed before the scheduled daily close of trading on the NYSE. Significant events at the issuer or market level may affect the values of securities between the time when the valuation of the securities is generally determined and the close of the NYSE. If a significant event occurs, these securities may be fair valued, as determined in good faith by the fund's Pricing Committee, following procedures established by the Board of Trustees. The fund uses fair value adjustment factors provided by an independent pricing vendor to value certain foreign securities in order to adjust for events that may occur between the close of foreign exchanges or markets and the close of the NYSE.

The fund uses a three-tier hierarchy to prioritize the pricing assumptions, referred to as inputs, used in valuation techniques to measure fair value. Level 1 includes securities valued using quoted prices in active markets for identical securities. Level 2 includes securities valued using other significant observable inputs. Observable inputs may include quoted prices for similar

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       23

securities, interest rates, prepayment speeds and credit risk. Prices for securities valued using these inputs are received from independent pricing vendors and brokers and are based on an evaluation of the inputs described. Level 3 includes securities valued using significant unobservable inputs when market prices are not readily available or reliable, including the fund's own assumptions in determining the fair value of investments. Factors used in determining value may include market or issuer specific events or trends, changes in interest rates and credit quality. The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in those securities. Changes in valuation techniques and related inputs may result in transfers into or out of an assigned level within the disclosure hierarchy.

The following is a summary of the values by input classification of the fund's investments as of December 31, 2016, by major security category or type:

	Total value at 12-31-16	Level 1 quoted price	Level 2 significant observable inputs	Level 3 significant unobservable inputs
Common stocks
Australia	$4,066,345	—	$4,066,345	—
Canada	751,515	$751,515	—	—
France	2,849,379	—	2,849,379	—
Germany	1,238,547	—	1,238,547	—
Hong Kong	723,068	—	723,068	—
Japan	6,107,605	—	6,107,605	—
Netherlands	456,429	—	456,429	—
Singapore	640,971	—	640,971	—
Spain	2,509,481	—	2,509,481	—
Sweden	996,395	—	996,395	—
United Kingdom	2,050,437	—	2,050,437	—
United States	27,480,206	27,480,206	—	—
Short-term investments	706,231	706,231	—	—
Total investments in securities	$50,576,609	$28,937,952	$21,638,657	—
Other financial instruments:
Forward foreign currency contracts	$1,007,221	—	$1,007,221	—

Security transactions and related investment income. Investment security transactions are accounted for on a trade date plus one basis for daily NAV calculations. However, for financial reporting purposes, investment transactions are reported on trade date. Interest income is accrued as earned. Dividend income is recorded on the ex-date, except for dividends of foreign securities where the dividend may not be known until after the ex-date. In those cases, dividend income, net of withholding taxes, is recorded when the fund becomes aware of the dividends. Foreign taxes are provided for based on the fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds from litigation.

During the year ended December 31, 2016, the fund realized losses of $3,883 on the disposal of investments not meeting the fund's investment guidelines, which were reimbursed by the advisor.

Real estate investment trusts. The fund may invest in real estate investment trusts (REITs). Distributions from REITs may be recorded as income and subsequently characterized by the REIT at the end of the fiscal year as a reduction of cost of investments and/or as a realized gain. As a result, the fund will estimate the components of distributions from these securities. Such estimates are revised when the actual components of the distributions are known.

Foreign currency translation. Assets, including investments and liabilities denominated in foreign currencies, are translated into U.S. dollar values each day at the prevailing exchange rate. Purchases and sales of securities, income and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       24

in foreign currency exchange rates on the value of securities is reflected as a component of the realized and unrealized gains (losses) on investments.

Funds that invest internationally generally carry more risk than funds that invest strictly in U.S. securities. Risks can result from differences in economic and political conditions, regulations, market practices (including higher transaction costs), accounting standards and other factors. Foreign investments are also subject to a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

Foreign taxes. The fund may be subject to withholding tax on income and/or capital gains or repatriation taxes imposed by certain countries in which the fund invests. Taxes are accrued based upon investment income, realized gains or unrealized appreciation.

Line of credit. The fund may borrow from banks for temporary or emergency purposes, including meeting redemption requests that otherwise might require the untimely sale of securities. Pursuant to the fund's custodian agreement, the custodian may loan money to the fund to make properly authorized payments. The fund is obligated to repay the custodian for any overdraft, including any related costs or expenses. The custodian may have a lien, security interest or security entitlement in any fund property that is not otherwise segregated or pledged, to the extent of any overdraft, and to the maximum extent permitted by law.

Effective June 30, 2016, the fund and other affiliated funds have entered into a syndicated line of credit agreement with Citibank, N.A. as the administrative agent that enables them to participate in a $1 billion unsecured committed line of credit. Excluding commitments designated for a certain fund, the fund can borrow up to an aggregate commitment amount of $750 million, subject to asset coverage and other limitations as specified in the agreement. A commitment fee payable at the end of each calendar quarter, based on the average daily unused portion of the line of credit, is charged to each participating fund based on a combination of fixed and asset based allocations and is reflected in Other expenses on the Statement of operations. Prior to June 30, 2016, the fund had a similar agreement that enabled it to participate in a $750 million unsecured committed line of credit. For the year ended December 31, 2016, the fund had no borrowings under either line of credit. Commitment fees for the year ended December 31, 2016, were $2,046.

Expenses. Within the John Hancock group of funds complex, expenses that are directly attributable to an individual fund are allocated to such fund. Expenses that are not readily attributable to a specific fund are allocated among all funds in an equitable manner, taking into consideration, among other things, the nature and type of expense and the fund's relative net assets. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Class allocations. Income, common expenses and realized and unrealized gains (losses) are determined at the fund level and allocated daily to each class of shares based on the net assets of the class. Class-specific expenses, such as distribution and service fees, if any, and transfer agent fees, for all classes, are calculated daily at the class level based on the net assets of each class and the specific expense rates applicable to each class.

Federal income taxes. The fund intends to continue to qualify as a regulated investment company by complying with the applicable provisions of the Internal Revenue Code and will not be subject to federal income tax on taxable income that is distributed to shareholders. Therefore, no federal income tax provision is required.

For federal income tax purposes, as of December 31, 2016, the fund has a short-term capital loss carryfoward of $1,731,082 available to offset future net realized capital gains. This carryforward does not expire.

As of December 31, 2016, the fund had no uncertain tax positions that would require financial statement recognition, derecognition or disclosure. The fund's federal tax returns are subject to examination by the Internal Revenue Service for a period of three years.

Distribution of income and gains. Distributions to shareholders from net investment income and net realized gains, if any, are recorded on the ex-date. The fund generally declares and pays dividends and capital gain distributions, if any, at least annually. The tax character of distributions for the years ended December 31, 2016 and 2015 was as follows:

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       25

	December 31, 2016	December 31, 2015
Ordinary income	$861,033	$1,158,967
Long-term capital gains	—	12,148
Total	$861,033	$1,171,115

Distributions paid by the fund with respect to each class of shares are calculated in the same manner, at the same time and in the same amount, except for the effect of class level expenses that may be applied differently to each class. As of December 31, 2016, the components of distributable earnings on a tax basis consisted of $1,166,307 of undistributed ordinary income.

Such distributions and distributable earnings, on a tax basis, are determined in conformity with income tax regulations, which may differ from US GAAP. Distributions in excess of tax basis earnings and profits, if any, are reported in the fund's financial statements as a return of capital.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences, if any, will reverse in a subsequent period. Book-tax differences are primarily attributable to foreign currency transactions, derivative transactions, investments in passive foreign investment companies and wash sale loss deferrals.

Note 3 — Derivative instruments

The fund may invest in derivatives in order to meet its investment objectives. Derivatives include a variety of different instruments that may be traded in the OTC (over-the-counter) market, on a regulated exchange or through a clearing facility. The risks in using derivatives vary depending upon the structure of the instruments, including the use of leverage, optionality, the liquidity or lack of liquidity of the contract, the creditworthiness of the counterparty or clearing organization and the volatility of the position. Some derivatives involve risks that are potentially greater than the risks associated with investing directly in the referenced securities or other referenced underlying instrument. Specifically, the fund is exposed to the risk that the counterparty to an OTC derivatives contract will be unable or unwilling to make timely settlement payments or otherwise honor its obligations. OTC derivatives transactions typically can only be closed out with the other party to the transaction.

Forward foreign currency contracts are typically traded through the OTC market. Certain forwards are regulated by the Commodity Futures Trading Commission (the CFTC) as swaps. Derivative counterparty risk is managed through an ongoing evaluation of the creditworthiness of all potential counterparties and, if applicable, designated clearing organizations. The fund attempts to reduce its exposure to counterparty risk for derivatives traded in the OTC market, whenever possible, by entering into an International Swaps and Derivatives Association (ISDA) Master Agreement with each of its OTC counterparties. The ISDA gives each party to the agreement the right to terminate all transactions traded under the agreement if there is certain deterioration in the credit quality or contractual default of the other party, as defined in the ISDA. Upon an event of default or a termination of the ISDA, the non-defaulting party has the right to close out all transactions and to net amounts owed.

As defined by the ISDA, the fund may have collateral agreements with certain counterparties to mitigate counterparty risk on OTC derivatives. Subject to established minimum levels, collateral for OTC transactions is generally determined based on the net aggregate unrealized gain or loss on contracts with a particular counterparty. Collateral pledged to the fund is held in a segregated account by a third-party agent or held by the custodian bank for the benefit of the fund and can be in the form of cash or debt securities issued by the U.S. government or related agencies; collateral posted by the fund for OTC transactions is held in a segregated account at the fund's custodian and is noted in the accompanying fund of investments, or if cash is posted, on the Statement of assets and liabilities. The fund's maximum risk of loss due to counterparty risk is equal to the asset value of outstanding contracts offset by collateral received.

Forward foreign currency contracts. A forward foreign currency contract is an agreement between two parties to buy and sell specific currencies at a price that is set on the date of the contract. The forward contract calls for delivery of the currencies on a future date that is specified in the contract. Risks related to the use of forwards include the possible failure of counterparties to meet the terms of the forward agreement, the failure of the counterparties to timely post collateral if

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       26

applicable, the risk that currency movements will not favor the fund thereby reducing the fund's total return, and the potential for losses in excess of the amounts recognized on the Statement of assets and liabilities.

The market value of a forward foreign currency contract fluctuates with changes in foreign currency exchange rates. Forward foreign currency contracts are marked-to-market daily and the change in value is recorded by the fund as an unrealized gain or loss. Realized gains or losses, equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed, are recorded upon delivery or receipt of the currency or settlement with the counterparty.

During the year ended December 31, 2016, the fund used forward foreign currency contracts to manage against anticipated changes in currency exchange rates and manage currency exposure. The fund held forward foreign currency contracts with U.S. dollar notional values ranging from $30.5 million to $50.4 million, as measured at each quarter end. The following table summarizes the contracts held at December 31, 2016.

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
AUD	364,190	USD	275,640	Citibank N.A.	1/17/2017	—	($12,914)	($12,914)
AUD	234,150	USD	179,453	JPMorgan Chase Bank N.A. London	1/17/2017	—	(10,538)	(10,538)
AUD	181,414	USD	136,524	Citibank N.A.	2/17/2017	—	(5,748)	(5,748)
CAD	92,980	USD	69,245	Citibank N.A.	1/17/2017	$21	—	21
EUR	411,028	USD	453,084	BNP Paribas SA	1/17/2017	—	(20,076)	(20,076)
EUR	295,397	USD	323,407	Citibank N.A.	1/17/2017	—	(12,214)	(12,214)
EUR	267,489	USD	291,631	JPMorgan Chase Bank N.A. London	1/17/2017	—	(9,838)	(9,838)
EUR	239,888	USD	266,047	Merrill Lynch International	1/17/2017	—	(13,331)	(13,331)
EUR	753,929	USD	790,845	BNP Paribas SA	3/17/2017	5,640	—	5,640
GBP	38,141	USD	46,967	BNP Paribas SA	1/17/2017	57	—	57
GBP	46,958	USD	58,556	Morgan Stanley and Company International PLC	1/17/2017	—	(662)	(662)
GBP	18,673	USD	23,104	JPMorgan Chase Bank N.A. London	2/17/2017	—	(66)	(66)
HKD	119,508	USD	15,400	Morgan Stanley and Company International PLC	2/17/2017	15	—	15
HKD	99,880	USD	12,879	Citibank N.A.	3/17/2017	5	—	5
JPY	14,142,860	USD	135,841	BNP Paribas SA	1/17/2017	—	(14,730)	(14,730)
JPY	16,451,447	USD	159,953	Citibank N.A.	1/17/2017	—	(19,073)	(19,073)
JPY	7,941,046	USD	76,244	JPMorgan Chase Bank N.A. London	1/17/2017	—	(8,242)	(8,242)
JPY	6,808,697	USD	65,363	Merrill Lynch International	1/17/2017	—	(7,058)	(7,058)
JPY	54,880,597	USD	523,275	Morgan Stanley and Company International PLC	1/17/2017	—	(53,311)	(53,311)
JPY	14,028,556	USD	125,059	JPMorgan Chase Bank N.A. London	2/17/2017	—	(4,761)	(4,761)
JPY	5,520,883	USD	49,419	Morgan Stanley and Company International PLC	2/17/2017	—	(2,076)	(2,076)
JPY	18,093,892	USD	153,911	Citibank N.A.	3/17/2017	1,453	—	1,453
JPY	35,574,670	USD	302,910	JPMorgan Chase Bank N.A. London	3/17/2017	2,553	—	2,553
SEK	683,304	USD	76,086	Citibank N.A.	1/17/2017	—	(1,013)	(1,013)
SEK	256,971	USD	28,501	Morgan Stanley and Company International PLC	1/17/2017	—	(268)	(268)
SEK	249,091	USD	27,310	Citibank N.A.	2/17/2017	103	—	103
SGD	64,688	USD	45,870	Citibank N.A.	1/17/2017	—	(1,206)	(1,206)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       27

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
SGD	254,984	USD	179,713	Morgan Stanley and Company International PLC	2/17/2017	—	(3,688)	(3,688)
SGD	237,964	USD	166,873	Morgan Stanley and Company International PLC	3/17/2017	—	(2,611)	(2,611)
USD	97,165	AUD	130,276	JPMorgan Chase Bank N.A. London	1/17/2017	3,184	—	3,184
USD	344,299	AUD	467,097	Citibank N.A.	2/17/2017	7,584	—	7,584
USD	1,227,775	AUD	1,600,822	Morgan Stanley and Company International PLC	2/17/2017	73,793	—	73,793
USD	109,497	AUD	146,771	JPMorgan Chase Bank N.A. London	3/17/2017	3,766	—	3,766
USD	3,014,589	AUD	4,052,071	Morgan Stanley and Company International PLC	3/17/2017	95,540	—	95,540
USD	9,818	CAD	13,183	Citibank N.A.	1/17/2017	—	(3)	(3)
USD	516,634	CAD	695,145	Citibank N.A.	3/17/2017	—	(1,560)	(1,560)
USD	17,655	CAD	23,709	JPMorgan Chase Bank N.A. London	3/17/2017	—	(19)	(19)
USD	264,594	CAD	347,166	Morgan Stanley and Company International PLC	3/17/2017	5,800	—	5,800
USD	3,377,651	EUR	3,015,002	Citibank N.A.	1/17/2017	201,424	—	201,424
USD	251,641	EUR	230,290	JPMorgan Chase Bank N.A. London	1/17/2017	9,036	—	9,036
USD	101,491	EUR	95,321	BNP Paribas SA	2/17/2017	934	—	934
USD	1,413,461	EUR	1,287,498	Citibank N.A.	2/17/2017	55,253	—	55,253
USD	4,114,563	EUR	3,849,500	Morgan Stanley and Company International PLC	3/17/2017	47,777	—	47,777
USD	30,713	GBP	24,903	BNP Paribas SA	1/17/2017	11	—	11
USD	704,453	GBP	569,040	Citibank N.A.	1/17/2017	2,883	—	2,883
USD	459,133	GBP	367,958	BNP Paribas SA	2/17/2017	5,159	—	5,159
USD	53,014	GBP	42,053	Merrill Lynch International	2/17/2017	1,130	—	1,130
USD	170,437	GBP	136,111	BNP Paribas SA	3/17/2017	2,393	—	2,393
USD	761,473	GBP	611,003	Morgan Stanley and Company International PLC	3/17/2017	7,127	—	7,127
USD	488,353	HKD	3,792,479	Citibank N.A.	3/17/2017	—	(852)	(852)
USD	214,639	JPY	22,752,762	Citibank N.A.	1/17/2017	19,799	—	19,799
USD	245,374	JPY	25,685,750	JPMorgan Chase Bank N.A. London	1/17/2017	25,417	—	25,417
USD	2,830,051	JPY	290,931,321	Morgan Stanley and Company International PLC	1/17/2017	338,694	—	338,694
USD	1,788,988	JPY	192,773,762	Citibank N.A.	2/17/2017	135,899	—	135,899
USD	49,836	JPY	5,279,248	Morgan Stanley and Company International PLC	2/17/2017	4,565	—	4,565
USD	672,600	JPY	77,078,723	Citibank N.A.	3/17/2017	10,760	—	10,760
USD	2,444,738	JPY	273,576,518	Morgan Stanley and Company International PLC	3/17/2017	95,661	—	95,661
USD	50,183	SEK	445,495	Merrill Lynch International	1/17/2017	1,237	—	1,237
USD	604,758	SEK	5,226,944	Morgan Stanley and Company International PLC	1/17/2017	30,480	—	30,480
USD	27,157	SEK	250,228	Citibank N.A.	2/17/2017	—	(381)	(381)
USD	304,630	SEK	2,742,094	JPMorgan Chase Bank N.A. London	2/17/2017	2,854	—	2,854

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       28

Contract to buy		Contract to sell		Counterparty	Contractual settlement date	Unrealized appreciation	Unrealized depreciation	Net unrealized appreciation/ (depreciation)
USD	139,185	SEK	1,272,224	Citibank N.A.	3/17/2017	—	(1,050)	(1,050)
USD	20,299	SGD	28,594	Citibank N.A.	2/17/2017	559	—	559
USD	33,416	SGD	47,610	Morgan Stanley and Company International PLC	2/17/2017	549	—	549
USD	995,496	SGD	1,419,860	Morgan Stanley and Company International PLC	3/17/2017	15,395	—	15,395
						$1,214,510	($207,289)	$1,007,221

Currency abbreviations
AUD	Australian Dollar	JPY	Japanese Yen
CAD	Canadian Dollar	SEK	Swedish Krona
EUR	Euro	SGD	Singapore Dollar
GBP	Pound Sterling	USD	U.S. Dollar
HKD	Hong Kong Dollar

Fair value of derivative instruments by risk category

The table below summarizes the fair value of derivatives held by the fund at December 31, 2016 by risk category:

Risk	Statement of assets and liabilities location	Financial instruments location	Asset derivatives fair value	Liabilities derivative fair value
Foreign currency	Unrealized appreciation/depreciation on forward foreign currency exchange contract	Forward foreign currency contracts	$1,214,510	($207,289)
			$1,214,510	($207,289)

For financial reporting purposes, the fund does not offset OTC derivative assets or liabilities that are subject to master netting arrangements, as defined by the ISDAs, in the Statement of assets and liabilities. In the event of default by the counterparty or a termination of the agreement, the ISDA allows an offset of amounts across the various transactions between the fund and the applicable counterparty. The fund's exposure to counterparties subject to an ISDA is comprised of forward foreign currency assets and liabilities amounting to $1,214,510 and $207,289 respectively. The table below reflects the fund's exposure to counterparties subject to an ISDA for OTC derivative transactions:

Counterparty	Total market value of OTC derivatives	Collateral posted by counterparty	Collateral posted by fund	Net exposure
BNP Paribas S.A.	($20,612)	—	—	($20,612)
Citibank N.A.	379,729	$20,000	—	359,729
JPMorgan Chase Bank N.A. London	13,346	—	—	13,346
Merrill Lynch International	(18,022)	—	—	(18,022)
Morgan Stanley and Company International PLC	652,780	440,000	—	212,780
Totals	$1,007,221	$460,000	—	$547,221

Effect of derivative instruments on the Statement of operations

The table below summarizes the net realized gain (loss) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2016:

Statement of operations location - Net realized gain (loss) on:
Risk	Investments and foreign currency transactions*
Foreign currency	($841,506)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       29

* Realized gain/loss associated with forward foreign currency contracts is included in this caption on the Statement of operations.

The table below summarizes the net change in unrealized appreciation (depreciation) included in the net increase (decrease) in net assets from operations, classified by derivative instrument and risk category, for the year ended December 31, 2016:

Statement of operations location - Change in unrealized appreciation (depreciation)
Risk	Investments and translation of assets and liabilities in foreign currencies*
Foreign currency	$1,215,760

* Change in unrealized appreciation/depreciation associated with forward foreign currency contracts is included in this caption on the Statement of operations.

Note 4 — Guarantees and indemnifications

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust, including the fund. Additionally, in the normal course of business, the fund enters into contracts with service providers that contain general indemnification clauses. The fund's maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the fund that have not yet occurred. The risk of material loss from such claims is considered remote.

Note 5 — Fees and transactions with affiliates

John Hancock Advisers, LLC (the Advisor) serves as investment advisor for the fund. John Hancock Funds, LLC (the Distributor), an affiliate of the Advisor, serves as principal underwriter of the fund. The Advisor and the Distributor are indirect, wholly owned subsidiaries of Manulife Financial Corporation (MFC).

Management fee. The fund has an investment management agreement with the Advisor under which the fund pays a daily management fee to the Advisor. The fee is determined on an annual basis in accordance with the following schedule, and the rate is applied to the average daily net assets of the fund:

Average daily net assets ($)	Annual rate (%)
First 100 million	0.95
Next 100 million	0.90*
Next 300 million	0.85*
Excess over 500 million	0.80*

*Rate applies retroactively to all assets.

The Advisor has a subadvisory agreement with Standard Life Investments (Corporate Funds) Limited. The fund is not responsible for payment of the subadvisory fees.

The Advisor has contractually agreed to waive a portion of its management fee and/or reimburse expenses for certain funds of the John Hancock group of funds complex, including the fund (the participating portfolios). This waiver is based upon aggregate net assets of all the participating portfolios. The amount of the reimbursement is calculated daily and allocated among all the participating portfolios in proportion to the daily net assets of each fund. During the year ended December 31, 2016, this waiver amounted to 0.01% of the fund's average net assets. This arrangement may be amended or terminated at any time by the Advisor upon notice to the fund and with the approval of the Board of Trustees.

The Advisor has contractually agreed to reduce its management fee or, if necessary, make payments to the fund, in an amount equal to the amount by which expenses of the fund exceed 0.95% of average annual net assets (on an annualized basis) of the fund and expenses of Class A, Class C and Class I shares, as applicable, exceed 1.30%, 2.05% and 1.05%, respectively, of average annual net assets of the class. The Advisor also contractually agreed to waive and/or reimburse all class-specific expenses for Class R6 shares to the extent they exceed 0.00% of average annual net assets (on an annualized basis) attributable to the class. For purposes of these agreements, "expenses of the fund" means all fund expenses, excluding (a) taxes; (b) portfolio brokerage commissions; (c) interest expense; (d) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the fund's business; (e) class-specific expenses; (f)

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       30

acquired fund fees and expenses paid indirectly; (g) borrowing costs; (h) prime brokerage fees; and (i) short dividend expense. Each agreement expires on April 30, 2017, unless renewed by mutual agreement of the fund and the Advisor based upon a determination that this is appropriate under the circumstances at that time.

The expense reductions described above amounted to the following for year ended December 31, 2016:

Class	Expense reduction	Class	Expense reduction
Class A	$2,909	Class R6	$833
Class C	1,359	Class NAV	419,156
Class I	936	Total	$425,193

Expenses waived or reimbursed in the current fiscal period are not subject to recapture in future fiscal periods.

The investment management fees, including the impact of the waivers and reimbursements as described above, incurred for the year ended December 31, 2016 were equivalent to a net annual effective rate of 0.15% of the fund's average daily net assets.

Accounting and legal services. Pursuant to a service agreement, the fund reimburses the Advisor for all expenses associated with providing the administrative, financial, legal, accounting and recordkeeping services to the fund, including the preparation of all tax returns, periodic reports to shareholders and regulatory reports, among other services. These expenses are allocated to each share class based on its relative net assets at the time the expense was incurred. These accounting and legal services fees incurred for the year ended December 31, 2016 amounted to an annual rate of 0.02% of the fund's average daily net assets.

Distribution and service plans. The fund has a distribution agreement with the Distributor. The fund has adopted distribution and service plans with respect to Class A and Class C shares pursuant to Rule 12b-1 under the 1940 Act, to pay the Distributor for services provided as the distributor of shares of the fund. The fund may pay up to the following contractual rates of distribution and service fees under these arrangements, expressed as an annual percentage of average daily net assets for each class of the fund's shares.

Class	Rule 12b-1 Fee
Class A	0.25%
Class C	1.00%

Sales charges. Class A shares are assessed up-front sales charges, which resulted in payments to the Distributor amounting to $7,580 for the year ended December 31, 2016. Of this amount, $1,270 was retained and used for printing prospectuses, advertising, sales literature and other purposes and $6,310 was paid as sales commissions to sales personnel of Signator Investors, Inc., a broker-dealer affiliate of the Advisor.

Class A and Class C shares may be subject to contingent deferred sales charges (CDSCs). Certain Class A shares that are acquired through purchases of $1 million or more and are redeemed within one year of purchase are subject to a 1.00% sales charge. Class C shares that are redeemed within one year of purchase are subject to a 1.00% CDSC. CDSCs are applied to the lesser of the current market value at the time of redemption or the original purchase cost of the shares being redeemed. Proceeds from CDSCs are used to compensate the Distributor for providing distribution-related services in connection with the sale of these shares. During the year ended December 31, 2016, CDSCs received by the Distributor amounted to $432 for Class A shares. During the year ended December 31, 2016, there were no CDSCs received by the Distributor for Class C shares.

Transfer agent fees. The fund has a transfer agent agreement with John Hancock Signature Services, Inc. (Signature Services), an affiliate of the Advisor. The transfer agent fees paid to Signature Services are determined based on the cost to Signature Services (Signature Services Cost) of providing recordkeeping services. It also includes out-of-pocket expenses, including payments made to third-parties for recordkeeping services provided to their clients who invest in one or more John Hancock funds. In addition, Signature Services Cost may be reduced by certain fees that Signature Services receives in

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       31

connection with retirement and small accounts. Signature Services Cost is calculated monthly and allocated, as applicable, to five categories of share classes: Retail Share and Institutional Share Classes of Non-Municipal Bond Funds, Class R6 Shares, Retirement Share Classes and Municipal Bond Share Classes. Within each of these categories, the applicable costs are allocated to the affected John Hancock affiliated funds and/or classes, based on the relative average daily net assets.

Class level expenses. Class level expenses for the year ended December 31, 2016 were:

Class	Distribution and service fees	Transfer agent fees
Class A	$929	$465
Class C	1,659	209
Class I	—	148
Class R6	—	17
Total	$2,588	$839

Trustee expenses. The fund compensates each Trustee who is not an employee of the Advisor or its affiliates. The costs of paying Trustee compensation and expenses are allocated to each fund based on its net assets relative to other funds within the John Hancock group of funds complex.

Note 6 — Fund share transactions

Transactions in fund shares for the years ended December 31, 2016 and 2015 were as follows:

		Year ended 12-31-16		Period ended 12-31-15[1]
	Shares	Amount	Shares	Amount
Class A shares
Sold	82,559	$873,351	12,245	$123,519
Distributions reinvested	880	8,641	42	430
Repurchased	(17,070)	(180,722)	—	—
Net increase	66,369	$701,270	12,287	$123,949
Class C shares
Sold	13,679	$142,688	10,000	$100,000
Distributions reinvested	31	302	—	—
Repurchased	(9,961)	(99,755)	—	—
Net increase	3,749	$43,235	10,000	$100,000
Class I shares
Sold	46,197	$462,432	10,000	$100,000
Distributions reinvested	743	7,293	—	—
Net increase	46,940	$469,725	10,000	$100,000
Class R6 shares
Sold	—	—	10,000	$100,000
Net increase	—	—	10,000	$100,000
Class NAV shares
Sold	842,204	$8,624,020	5,978,526	$60,698,212
Distributions reinvested	85,506	839,669	112,373	1,163,058
Repurchased	(1,803,727)	(18,496,639)	(331,609)	(3,464,556)
Net increase (decrease)	(876,017)	($9,032,950)	5,759,290	$58,396,714
Total net increase (decrease)	(758,959)	($7,818,720)	5,801,577	$58,820,663

1 Period from 9-23-15 (commencement of operations) to 12-31-15.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       32

Affiliates of the fund owned 13%, 73%, 18%, 100% and 100% of shares of beneficial interest of Class A, Class C, Class I, Class R6 and Class NAV, respectively, on December 31, 2016. Such concentration of shareholders' capital could have a material effect on the fund if such shareholders redeem from the fund.

Note 7 — Purchase and sale of securities

Purchases and sales of securities, other than short-term investments, amounted to $59,942,990 and $66,356,182, respectively, for the year ended December 31, 2016.

Note 8 — Industry or sector risk

The fund may invest a large percentage of its assets in one or more particular industries or sectors of the economy. If a large percentage of the fund's assets are economically tied to a single or small number of industries or sectors of the economy, the fund will be less diversified than a more broadly diversified fund, and it may cause the fund to underperform if that industry or sector underperforms. In addition, focusing on a particular industry or sector may make the fund's NAV more volatile. Further, a fund that invests in particular industries or sectors is particularly susceptible to the impact of market, economic, regulatory and other factors affecting those industries or sectors.

Note 9 — Country or region concentration risk

The fund may invest a large percentage of its assets in a single country or region. The fund's performance could be disproportionately affected by factors particular to that country or region.  These factors may include economic or political changes, acts of terrorism, natural disasters, reliance on trading partners or natural resources, detrimental budget deficits and other financial difficulties. Currency fluctuations and political and economic developments may adversely impact the value of foreign securities. The risks of investing in foreign securities are magnified in emerging markets. Emerging-market countries may experience higher rates of inflation, interest, and unemployment, and greater social, economic, and political uncertainties, than more developed countries.

Note 10 — Investment by affiliated funds

Certain investors in the fund are affiliated funds that are managed by the Advisor and its affiliates. The affiliated funds do not invest in the fund for the purpose of exercising management or control; however, this investment may represent a significant portion of the fund's net assets. At December 31, 2016, funds within the John Hancock group of funds complex held 96.8% of the fund's net assets. The following funds had an affiliate ownership of 5% or more of the fund's net assets:

Fund	Affiliated concentration
Alternative Asset Allocation Fund	24.0%
Retirement Living Through 2025 Portfolio	13.8%
Retirement Living Through 2020 Portfolio	12.9%
Retirement Living Through 2030 Portfolio	10.8%
Retirement Living Through 2035 Portfolio	9.2%
Retirement Living Through 2040 Portfolio	7.7%
Retirement Living Through 2045 Portfolio	7.2%

Note 11 — New rule issuance

In October 2016, the Securities and Exchange Commission (SEC) issued Final Rule Release No. 33-10231, Investment Company Reporting Modernization (the Release). The Release calls for the adoption of new rules and forms as well as amendments to its rules and forms to modernize the reporting and disclosure of information by registered investment companies. The SEC is adopting amendments to Regulation S-X, which will require standardized, enhanced disclosure about derivatives in investment company financial statements, as well as other amendments. Management is in the process of reviewing the impact to the financial statements.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       33

AUDITOR'S REPORT

Report of Independent Registered Public Accounting Firm

To the Board of Trustees of John Hancock Investment Trust and Shareholders of John Hancock Global Real Estate Fund:

In our opinion, the accompanying statement of assets and liabilities, including the fund's investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of the John Hancock Global Real Estate Fund (the "Fund") as of December 31, 2016, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and for the period September 23, 2015 (commencement of operations) through December 31, 2015, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities as of December 31, 2016 by correspondence with the custodian and brokers, and the application of alternative auditing procedures where securities purchased confirmations had not been received, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

February 16, 2017

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       34

TAX INFORMATION

Unaudited

For federal income tax purposes, the following information is furnished with respect to the distributions of the fund, if any, paid during its taxable year ended December 31, 2016.

The fund reports the maximum amount allowable of its net taxable income as eligible for the corporate dividends-received deduction.

The fund reports the maximum amount allowable of its net taxable income as qualified dividend income as provided in the Jobs and Growth Tax Relief Reconciliation Act of 2003.

Eligible shareholders will be mailed a 2016 Form 1099-DIV in early 2017. This will reflect the tax character of all distributions paid in calendar year 2016.

Please consult a tax advisor regarding the tax consequences of your investment in the fund.

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       35

Trustees and Officers

This chart provides information about the Trustees and Officers who oversee your John Hancock fund. Officers elected by the Trustees manage the day-to-day operations of the fund and execute policies formulated by the Trustees.

Independent Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Hassell H. McClellan, Born: 1945	2012	231

Trustee and Chairperson of the Board
Trustee, Virtus Variable Insurance Trust (formerly Phoenix Edge Series Funds) (since 2008); Director, The Barnes Group (since 2010); Associate Professor, The Wallace E. Carroll School of Management, Boston College (retired 2013).

Trustee (since 2015) and Chairperson of the Board (since 2017), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (since 2017), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (since 2017), John Hancock Funds III; Trustee (since 2005) and Chairperson of the Board (since 2017), John Hancock Variable Insurance Trust and John Hancock Funds II.

Charles L. Bardelis,[2] Born: 1941	2012	231
Trustee
Director, Island Commuter Corp. (marine transport). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust (since 1988); Trustee, John Hancock Funds II (since 2005).

Peter S. Burgess,[2] Born: 1942	2012	231
Trustee
Consultant (financial, accounting, and auditing matters) (since 1999); Certified Public Accountant; Partner, Arthur Andersen (independent public accounting firm) (prior to 1999); Director, Lincoln Educational Services Corporation (since 2004); Director, Symetra Financial Corporation (2010-2016); Director, PMA Capital Corporation (2004-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Funds III (2005-2006 and since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2005).

William H. Cunningham, Born: 1944	1994	231
Trustee
Professor, University of Texas, Austin, Texas (since 1971); former Chancellor, University of Texas System and former President of the University of Texas, Austin, Texas; Chairman (since 2009) and Director (since 2006), Lincoln National Corporation (insurance); Director, Southwest Airlines (since 2000); former Director, LIN Television (2009-2014). Trustee, John Hancock retail funds[3] (since 1986); Trustee, John Hancock Variable Insurance Trust (since 2012); Trustee, John Hancock Funds II (2005-2006 and since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Grace K. Fey, Born: 1946	2012	231
Trustee
Chief Executive Officer, Grace Fey Advisors (since 2007); Director and Executive Vice President, Frontier Capital Management Company (1988-2007); Director, Fiduciary Trust (since 2009). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       36

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Theron S. Hoffman,[2] Born: 1947	2012	231
Trustee
Chief Executive Officer, T. Hoffman Associates, LLC (consulting firm) (since 2003); Director, The Todd Organization (consulting firm) (2003-2010); President, Westport Resources Management (investment management consulting firm) (2006-2008); Senior Managing Director, Partner, and Operating Head, Putnam Investments (2000-2003); Executive Vice President, The Thomson Corp. (financial and legal information publishing) (1997-2000). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (since 2012); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2008).

Deborah C. Jackson, Born: 1952	2008	231
Trustee
President, Cambridge College, Cambridge, Massachusetts (since 2011); Board of Directors, National Association of Corporate Directors/New England (since 2015); Board of Directors, Association of Independent Colleges and Universities of Massachusetts, (since 2014); Chief Executive Officer, American Red Cross of Massachusetts Bay (2002-2011); Board of Directors of Eastern Bank Corporation (since 2001); Board of Directors of Eastern Bank Charitable Foundation (since 2001); Board of Directors of American Student Assistance Corporation (1996-2009); Board of Directors of Boston Stock Exchange (2002-2008); Board of Directors of Harvard Pilgrim Healthcare (health benefits company) (2007-2011). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

James M. Oates, Born: 1946	2012	231

Trustee
Managing Director, Wydown Group (financial consulting firm) (since 1994); Chairman and Director, Emerson Investment Management, Inc. (2000-2015); Independent Chairman, Hudson Castle Group, Inc. (formerly IBEX Capital Markets, Inc.) (financial services company) (1997-2011); Director, Stifel Financial (since 1996); Director, Investor Financial Services Corporation (1995-2007); Director, Connecticut River Bancorp (1998-2014); Director, Virtus Funds (formerly Phoenix Mutual Funds) (since 1988). Trustee (since 2015) and Chairperson of the Board (2015-2016), John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust; Trustee (since 2012) and Chairperson of the Board (2012-2016), John Hancock retail funds[3]; Trustee (2005-2006 and since 2012) and Chairperson of the Board (2012-2016), John Hancock Funds III; Trustee (since 2004) and Chairperson of the Board (since 2005-2016), John Hancock Variable Insurance Trust; Trustee (since 2005) and Chairperson of the Board, John Hancock Funds II (2005-2016).

Steven R. Pruchansky, Born: 1944	1994	231
Trustee and Vice Chairperson of the Board
Chairman and Chief Executive Officer, Greenscapes of Southwest Florida, Inc. (since 2000); Director and President, Greenscapes of Southwest Florida, Inc. (until 2000); Member, Board of Advisors, First American Bank (until 2010); Managing Director, Jon James, LLC (real estate) (since 2000); Partner, Right Funding, LLC (since 2014); Director, First Signature Bank & Trust Company (until 1991); Director, Mast Realty Trust (until 1994); President, Maxwell Building Corp. (until 1991). Trustee (since 1992) and Chairperson of the Board (2011-2012), John Hancock retail funds[3]; Trustee and Vice Chairperson of the Board, John Hancock retail funds[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, and Vice Chairperson of the Board, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       37

Independent Trustees (continued)

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
Gregory A. Russo, Born: 1949	2009	231
Trustee
Director and Audit Committee Chairman (since 2012), and Member, Audit Committee and Finance Committee (since 2011), NCH Healthcare System, Inc. (holding company for multi-entity healthcare system); Director and Member (since 2012) and Finance Committee Chairman (since 2014), The Moorings, Inc. (nonprofit continuing care community); Vice Chairman, Risk & Regulatory Matters, KPMG LLP (KPMG) (2002-2006); Vice Chairman, Industrial Markets, KPMG (1998-2002); Chairman and Treasurer, Westchester County, New York, Chamber of Commerce (1986-1992); Director, Treasurer, and Chairman of Audit and Finance Committees, Putnam Hospital Center (1989-1995); Director and Chairman of Fundraising Campaign, United Way of Westchester and Putnam Counties, New York (1990-1995). Trustee, John Hancock retail funds[3] (since 2008); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Non-Independent Trustees4

Name, year of birth Position(s) held with Trust Principal occupation(s) and other directorships during past 5 years	Trustee of the Trust since[1]	Number of John Hancock funds overseen by Trustee
James R. Boyle, Born: 1959	2015	231
Non-Independent Trustee
Chairman and Chief Executive Officer, Zillion Group, Inc. (formerly HealthFleet, Inc.) (healthcare) (since 2014); Executive Vice President and Chief Executive Officer, U.S. Life Insurance Division of Genworth Financial, Inc. (insurance) (January 2014-July 2014); Senior Executive Vice President, Manulife Financial Corporation, President and Chief Executive Officer, John Hancock (1999-2012); Chairman and Director, John Hancock Advisers, LLC, John Hancock Funds, LLC, and John Hancock Investment Management Services, LLC (2005-2010). Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015); Trustee, John Hancock retail funds[3] (2005-2010; 2012-2014 and since 2015); Trustee, John Hancock Variable Insurance Trust and John Hancock Funds II (2005-2014 and since 2015).

Craig Bromley, Born: 1966	2012	231
Non-Independent Trustee
President, John Hancock Financial Service (since 2012); Senior Executive Vice President and General Manager, U.S. Division, Manulife Financial Corporation (since 2012); President and Chief Executive Officer, Manulife Insurance Company (Manulife Japan) (2005-2012, including prior positions). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

Warren A. Thomson, Born: 1955	2012	231
Non-Independent Trustee
Senior Executive Vice President and Chief Investment Officer, Manulife Financial Corporation and The Manufacturers Life Insurance Company (since 2009); Chairman, Manulife Asset Management (since 2001, including prior positions); Director and Chairman, Manulife Asset Management Limited (since 2006); Director and Chairman, Hancock Natural Resources Group, Inc. (since 2013). Trustee, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2012); Trustee, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2015).

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       38

Principal officers who are not Trustees

Name, year of birth Position(s) held with Trust Principal occupation(s) during past 5 years	Officer of the Trust since
Andrew G. Arnott, Born: 1971	2007
President
Senior Vice President, John Hancock Financial Services (since 2009); Director and Executive Vice President, John Hancock Advisers, LLC (since 2005, including prior positions); Director and Executive Vice President, John Hancock Investment Management Services, LLC (since 2006, including prior positions); President, John Hancock Funds, LLC (since 2004, including prior positions); President, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, and John Hancock Funds II (since 2007, including prior positions); President, John Hancock Collateral Trust (since 2015); President, John Hancock Exchange-Traded Fund Trust (since 2014).

John J. Danello, Born: 1955	2014
Senior Vice President, Secretary, and Chief Legal Officer
Vice President and Chief Counsel, John Hancock Wealth Management (since 2005); Senior Vice President (since 2007) and Chief Legal Counsel (2007-2010), John Hancock Funds, LLC and The Berkeley Financial Group, LLC; Senior Vice President (since 2006, including prior positions) and Chief Legal Officer and Secretary (since 2014), John Hancock retail funds,[3] John Hancock Funds II and John Hancock Variable Insurance Trust; Senior Vice President, Secretary and Chief Legal Officer, John Hancock Collateral Trust (since 2015) and John Hancock Exchange-Traded Fund Trust (since 2014); Vice President, John Hancock Life & Health Insurance Company (since 2009); Vice President, John Hancock Life Insurance Company (USA) and John Hancock Life Insurance Company of New York (since 2010); and Senior Vice President, Secretary and Chief Legal Counsel (2007-2014, including prior positions) of John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC.

Francis V. Knox, Jr., Born: 1947	2005
Chief Compliance Officer
Vice President, John Hancock Financial Services (since 2005); Chief Compliance Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust, John Hancock Funds II, John Hancock Advisers, LLC, and John Hancock Investment Management Services, LLC (since 2005); Chief Compliance Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Charles A. Rizzo, Born: 1957	2007
Chief Financial Officer
Vice President, John Hancock Financial Services (since 2008); Senior Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2008); Chief Financial Officer, John Hancock retail funds,[3] John Hancock Variable Insurance Trust and John Hancock Funds II (since 2007); Chief Financial Officer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

Salvatore Schiavone, Born: 1965	2010
Treasurer
Assistant Vice President, John Hancock Financial Services (since 2007); Vice President, John Hancock Advisers, LLC and John Hancock Investment Management Services, LLC (since 2007); Treasurer, John Hancock retail funds[3] (since 2007, including prior positions); Treasurer, John Hancock Variable Insurance Trust and John Hancock Funds II (2007-2009 and since 2010, including prior positions); Treasurer, John Hancock Collateral Trust and John Hancock Exchange-Traded Fund Trust (since 2014).

The business address for all Trustees and Officers is 601 Congress Street, Boston, Massachusetts 02210-2805.

The Statement of Additional Information of the fund includes additional information about members of the Board of Trustees of the Trust and is available without charge, upon request, by calling 800-225-5291.

1	Each Trustee holds office until his or her successor is elected and qualified, or until the Trustee's death, retirement, resignation, or removal. Mr. Boyle has served as Trustee at various times prior to the date listed in the table.
2	Member of the Audit Committee.
3	"John Hancock retail funds" comprises John Hancock Funds III and 40 other John Hancock funds consisting of 30 series of other John Hancock trusts and 10 closed-end funds.
4	The Trustee is a Non-Independent Trustee due to current or former positions with the Advisor and certain affiliates.
ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       39

More information

Trustees

Hassell H. McClellan, Chairperson#
Steven R. Pruchansky, Vice Chairperson
Charles L. Bardelis*
James R. Boyle†
Craig Bromley†
Peter S. Burgess*
William H. Cunningham
Grace K. Fey
Theron S. Hoffman*
Deborah C. Jackson
James M. Oates
Gregory A. Russo
Warren A. Thomson†

Officers

Andrew G. Arnott
President

John J. Danello
Senior Vice President, Secretary,
and Chief Legal Officer

Francis V. Knox, Jr.
Chief Compliance Officer

Charles A. Rizzo
Chief Financial Officer

Salvatore Schiavone
Treasurer

Investment advisor

John Hancock Advisers, LLC

Subadvisor

Standard Life Investments (Corporate Funds) Limited

Principal distributor

John Hancock Funds, LLC

Custodian

State Street Bank and Trust Company

Transfer agent

John Hancock Signature Services, Inc.

Legal counsel

K&L Gates LLP

Independent registered public accounting firm

PricewaterhouseCoopers LLP

*Member of the Audit Committee
†Non-Independent Trustee
#Effective 1-1-17

The fund's proxy voting policies and procedures, as well as the fund proxy voting record for the most recent twelve-month period ended June 30, are available free of charge on the Securities and Exchange Commission (SEC) website at sec.gov or on our website.

The fund's complete list of portfolio holdings, for the first and third fiscal quarters, is filed with the SEC on Form N-Q. The fund's Form N-Q is available on our website and the SEC's website, sec.gov, and can be reviewed and copied (for a fee) at the SEC's Public Reference Room in Washington, DC. Call 800-SEC-0330 to receive information on the operation of the SEC's Public Reference Room.

We make this information on your fund, as well as monthly portfolio holdings, and other fund details available on our website at jhinvestments.com or by calling 800-225-5291.

You can also contact us:
800-225-5291 jhinvestments.com	Regular mail: John Hancock Signature Services, Inc. P.O. Box 55913 Boston, MA 02205-5913	Express mail: John Hancock Signature Services, Inc. Suite 55913 30 Dan Road Canton, MA 02021

ANNUAL REPORT   |   JOHN HANCOCK GLOBAL REAL ESTATE FUND       40

John Hancock family of funds

DOMESTIC EQUITY FUNDS

Balanced

Blue Chip Growth

Classic Value

Disciplined Value

Disciplined Value Mid Cap

Equity Income

Fundamental All Cap Core

Fundamental Large Cap Core

Fundamental Large Cap Value

New Opportunities

Small Cap Value

Small Company

Strategic Growth

U.S. Global Leaders Growth

U.S. Growth

Value Equity

GLOBAL AND INTERNATIONAL EQUITY FUNDS

Disciplined Value International

Emerging Markets

Emerging Markets Equity

Global Equity

Global Shareholder Yield

Greater China Opportunities

International Growth

International Small Company

International Value Equity

INCOME FUNDS

Bond

California Tax-Free Income

Emerging Markets Debt

Floating Rate Income

Global Income

Government Income

High Yield

High Yield Municipal Bond

Income

Investment Grade Bond

Money Market

Short Duration Credit Opportunities

Spectrum Income

Strategic Income Opportunities

Tax-Free Bond

ALTERNATIVE AND SPECIALTY FUNDS

Absolute Return Currency

Alternative Asset Allocation

Enduring Assets

Financial Industries

Global Absolute Return Strategies

Global Conservative Absolute Return

Global Focused Strategies

Global Real Estate

Natural Resources

Redwood

Regional Bank

Seaport

Technical Opportunities

A fund's investment objectives, risks, charges, and expenses should be considered carefully before investing. The prospectus contains this and other important information about the fund. To obtain a prospectus, contact your financial professional, call John Hancock Investments at 800-225-5291, or visit our website at jhinvestments.com. Please read the prospectus carefully before investing or sending money.

ASSET ALLOCATION

Income Allocation Fund

Multimanager Lifestyle Portfolios

Multi-Index Preservation Portfolios

Multimanager Lifetime Portfolios

Multi-Index Lifetime Portfolios

EXCHANGE-TRADED FUNDS

John Hancock Multifactor Consumer Discretionary ETF

John Hancock Multifactor Consumer Staples ETF

John Hancock Multifactor Developed International ETF

John Hancock Multifactor Energy ETF

John Hancock Multifactor Financials ETF

John Hancock Multifactor Healthcare ETF

John Hancock Multifactor Industrials ETF

John Hancock Multifactor Large Cap ETF

John Hancock Multifactor Materials ETF

John Hancock Multifactor Mid Cap ETF

John Hancock Multifactor Technology ETF

John Hancock Multifactor Utilities ETF

ENVIRONMENTAL, SOCIAL, AND GOVERNANCE FUNDS

ESG All Cap Core

ESG Core Bond

ESG International Equity

ESG Large Cap Core

CLOSED-END FUNDS

Financial Opportunities

Hedged Equity & Income

Income Securities Trust

Investors Trust

Preferred Income

Preferred Income II

Preferred Income III

Premium Dividend

Tax-Advantaged Dividend Income

Tax-Advantaged Global Shareholder Yield

John Hancock Multifactor ETF shares are bought and sold at market price (not NAV), and are not individually redeemed from the fund. Brokerage commissions will reduce returns.

John Hancock ETFs are distributed by Foreside Fund Services, LLC, and are subadvised by Dimensional Fund Advisors LP.
Foreside is not affiliated with John Hancock Funds, LLC or Dimensional Fund Advisors LP.

Dimensional Fund Advisors LP receives compensation from John Hancock in connection with licensing rights to the
John Hancock Dimensional indexes. Dimensional Fund Advisors LP does not sponsor, endorse, or sell, and makes no representation as to the advisability of investing in, John Hancock Multifactor ETFs.

John Hancock Investments

A trusted brand

John Hancock Investments is a premier asset manager representing one of
America's most trusted brands, with a heritage of financial stewardship dating back to 1862. Helping our shareholders pursue their financial goals is at the core of everything we do. It's why we support the role of professional financial advice and operate with the highest standards of conduct and integrity.

A better way to invest

We serve investors globally through a unique multimanager approach:
We search the world to find proven portfolio teams with specialized expertise for every strategy we offer, then we apply robust investment oversight to ensure they continue to meet our uncompromising standards and serve the best interests of our shareholders.

Results for investors

Our unique approach to asset management enables us to provide a diverse set of investments backed by some of the world's best managers, along with strong risk-adjusted returns across asset classes.

John Hancock Funds, LLC ■ Member FINRA, SIPC 601 Congress Street ■ Boston, MA 02210-2805 800-225-5291 ■ jhinvestments.com
This report is for the information of the shareholders of John Hancock Global Real Estate Fund. It is not authorized for distribution to prospective investors unless preceded or accompanied by a prospectus.
MF341937	460A 12/16 2/17

ITEM 2. CODE OF ETHICS.

As of the end of the period, December 31, 2016, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its Chief Executive Officer, Chief Financial Officer and Treasurer (respectively, the principal executive officer, the principal financial officer and the principal accounting officer, the “Senior Financial Officers”). A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Peter S. Burgess is the audit committee financial expert and is “independent”, pursuant to general instructions on Form N-CSR Item 3.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Audit Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the audit of the registrant’s annual financial statements or services that are normally provided by the accountant(s) in connection with statutory and regulatory filings or engagements amounted to $43,507 for the fiscal year ended December 31, 2016 and $46,168 for the fiscal year ended December 31, 2015 for John Hancock Global Real Estate Fund. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(b) Audit-Related Services

Audit-related service fees amounted to $510 for the fiscal year ended December 31, 2016 and $525 for the fiscal year ended December 31, 2015 for John Hancock Global Real Estate Fund billed to the registrant or to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant ("control affiliates"). The nature of the services provided was affiliated service provider internal controls reviews. In addition, amounts billed to control affiliates for service provider internal controls reviews were $106,517 for the fiscal year ended December 31, 2016 and $103,474 for the fiscal year ended December 31, 2015.

(c) Tax Fees

The aggregate fees billed for professional services rendered by the principal accountant(s) for the tax compliance, tax advice and tax planning (“tax fees”) amounted to $47 for the fiscal year ended December 31, 2016 and $4,000 for the fiscal year ended December 31, 2015 for John Hancock Global Real Estate Fund. The nature of the services comprising the tax fees was the review of the registrant’s tax returns and tax distribution requirements. These fees were billed to the registrant and were approved by the registrant’s audit committee.

(d) All Other Fees

Other fees amounted to $27 for the fiscal year ended December 31, 2016 and $114 for the fiscal year ended December 31, 2015 for John Hancock Global Real Estate Fund billed to the registrant or to the control affiliates.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The trust’s Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm (the “Auditor”) relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust’s Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee’s consideration of audit-related and non-audit services by the Auditor. The policies and procedures require that any audit-related and non-audit service provided by the Auditor and any non-audit service provided by the Auditor to a fund service provider that relates directly to the operations and financial reporting of a fund are subject to approval by the Audit Committee before such service is provided. Audit-related services provided by the Auditor that are expected to exceed $25,000 per instance/per fund are subject to specific pre-approval by the Audit Committee. Tax services provided by the Auditor that are expected to exceed $30,000 per instance/per fund are subject to specific pre-approval by the Audit Committee.

All audit services, as well as the audit-related and non-audit services that are expected to exceed the amounts stated above, must be approved in advance of provision of the service by formal resolution of the Audit Committee. At the regularly scheduled Audit Committee meetings, the Committee reviews a report summarizing the services, including fees, provided by the Auditor.

(e)(2) Services approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X:

Audit-Related Fees, Tax Fees and All Other Fees:

There were no amounts that were approved by the Audit Committee pursuant to the de minimis exception under Rule 2-01 of Regulation S-X.

(f) According to the registrant’s principal accountant, for the fiscal year ended December 31, 2016, the percentage of hours spent on the audit of the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons who were not full-time, permanent employees of principal accountant was less than 50%.

(g) The aggregate non-audit fees billed by the registrant's accountant(s) for services rendered to the registrant and rendered to the registrant's control affiliates for each of the last two fiscal years of the registrant were $4,621,673 for the fiscal year ended December 31, 2016 and $7,127,311 for the fiscal year ended December 31, 2015.

(h) The audit committee of the registrant has considered the non-audit services provided by the registrant’s principal accountant(s) to the control affiliates and has determined that the services that were not pre-approved are compatible with maintaining the principal accountant(s)' independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

The registrant has a separately-designated standing audit committee comprised of independent trustees. The members of the audit committee are as follows:

Peter S. Burgess - Chairman

Charles L. Bardelis

Theron S. Hoffman

ITEM 6. SCHEDULE OF INVESTMENTS.

(a) Not applicable.

(b) Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to previously disclosed John Hancock Funds – Governance Committee Charter.

ITEM 11. CONTROLS AND PROCEDURES.

(a)   Based upon their evaluation of the registrant's disclosure controls and procedures as conducted within 90 days of the filing date of this Form N-CSR, the registrant's principal executive officer and principal financial officer have concluded that those disclosure controls and procedures provide reasonable assurance that the material information required to be disclosed by the registrant on this report is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission's rules and forms.

(b)   There were no changes in the registrant's internal control over financial reporting that occurred during the registrant's most recent fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1) Code of Ethics for Senior Financial Officers is attached.

(a)(2) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by Section 302 of the Sarbanes-Oxley Act of 2002 and Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

(b) Separate certifications for the registrant's principal executive officer and principal financial officer, as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, and Rule 30a-2(b) under the Investment Company Act of 1940, are attached. The certifications furnished pursuant to this paragraph are not deemed to be "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, or otherwise subject to the liability of that section. Such certifications are not deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Securities Exchange Act of 1934, except to the extent that the Registrant specifically incorporates them by reference.

(c)(1) Submission of Matters to a Vote of Security Holders is attached. See attached “John Hancock Funds – Governance Committee Charter”.

(c)(2) Contact person at the registrant.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

John Hancock Investment Trust

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 21, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Andrew Arnott
Andrew Arnott
President

Date:	February 21, 2017

By:	/s/ Charles A. Rizzo
Charles A. Rizzo
Chief Financial Officer

Date:	February 21, 2017